KBS Builders Wins Two Large Commercial Contracts Totaling $5.2 Million for Multifamily Construction Projects in Maine

Star Announces Preliminary Key Financial Metrics for Q4 2024

Old Greenwich, CT – March 4, 2025 - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star” or the “Company”), a diversified holding company, announced today that its wholly owned subsidiary, KBS Builders, Inc. (“KBS”), has signed two large commercial contracts to manufacture housing units in Maine. Additionally, Star released preliminary key financial metrics for the fourth quarter (“Q4”) 2024 period ended December 31, 2024.([1])

The details of KBS’ recently signed commercial contracts are as follows:

•$3.1 million contract to manufacture 32 modules for the construction of 20 mixed-income housing units in Portland, Maine. Manufacturing of these modules is expected to begin in the second quarter of 2025, with deliveries to commence in the third quarter of 2025.

•$2.1 million contract to manufacture 28 modules for the construction of townhouses comprised of 14 housing units in Bowdoinham, Maine. Manufacturing of these modules is expected to begin in the first quarter of 2025 with deliveries to be completed before the end of the second quarter of 2025.

Star Announces Key Preliminary, Unaudited Q4 2024 Financial Metrics

For Q4 2024, as compared to Q4 2023, Star expects to report:
•Revenues of approximately $17.1 million (versus $14.1 million in Q4 2023).
•Gross profit of approximately $4.4 million (versus $2.9 million in Q4 2023).
•Non-GAAP adjusted EBITDA from continuing operations of approximately $1.1 million (versus a loss of $0.1 million in Q4 2023).

Star consolidated financial results by quarter:

(USD in millions)	Q4 2023(2)	Q1 2024(2)	Q2 2024	Q3 2024	Q4 2024
Revenue	$14.1	$9.1	$13.5	$13.7	$17.1
Gross Profit	$2.9	$1.6	$2.2	$2.8	$4.4
Adj. EBITDA	($0.1)	($1.1)	($0.5)	($0.3)	$1.1

Rick Coleman, CEO of Star, noted, “We ended 2024 on a strong note benefiting from a momentum shift in the marketplace evidenced by increased activity from our Building Solutions customers during the second half of the year. Several large projects placed on hold earlier in the year received final approvals and began production in the fourth quarter. These factors translated into higher revenues and improved margins for Q4 2024, a trend which we expect to continue into 2025.”

Mr. Coleman added, “We are excited to start 2025 with the signing of two large commercial contracts for KBS, which further solidifies its strong reputation and market position as a best-in-class construction solution provider in the New England area, particularly in its home state of Maine. We expect strong demand for new projects fueled by the ongoing housing shortage and increasing acceptance of modular, factory-built construction will continue to benefit all our Building Solutions businesses.”

About Star Equity Holdings, Inc.
Star Equity Holdings, Inc. is a diversified holding company currently composed of three divisions: Building Solutions, Energy Services, and Investments.

Building Solutions
Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Energy Services
Our Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments
Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Rick Coleman	Lena Cati

CEO	212-836-9611

203-489-9508	lcati@equityny.com
admin@starequity.com

(1) The unaudited results in this press release are preliminary and subject to the completion of accounting and annual audit procedures and are therefore subject to adjustment. The Company expects to announce its FY 2024 audited financial results on or about March 20, 2025. Adj. EBITDA is a non-GAAP measure and is therefore always unaudited.

(2) Note: fourth quarter 2023 and first quarter 2024 results exclude the impact of the Timber Technologies acquisition, which closed May 17, 2024.